EXHIBIT 10.53
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         RALOK, INC.
                                                          Subordinate Mortgagee
         - with -

         ----------------------------,

         JPMORGAN CHASE BANK
                                                          Senior Mortgagee


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                             SUBORDINATION AGREEMENT

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                           Date:                     June 25, 2002
                           Section:                  ___________
                           Block:                    ___________
                           Lot:                      ___________
                           County:          Tompkins
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Record and Return to:

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                             SUBORDINATION AGREEMENT

         Agreement made by RALOK, INC. (formerly Kolar Machine, Inc.) a New York corporation having an office at c/o c/o Daniel Liguori, 1001 Bay Road, #210C, Vero Beach, Fla 32963 ("Subordinate Mortgagee") for the benefit of JPMorgan Chase Bank, having an address at 395 North Service Road, Suite 302, Melville, New York 11747 ("Senior Mortgagee").

                                    RECITALS

         A        Prior Mortgage

         (1) Senior Mortgagee is the holder and owner of a Mortgage, Fixture Filing and Assignment of Leases and Rents (the "Prior Mortgage"), dated October 9, 1997, made by Kolar, Inc. to JPMorgan Chase Bank (formerly The Chase Manhattan Bank and acting as the "Administrative Agent") under a Credit Agreement dated October 9, 1997 (the "Original Credit Agreement"). by and among Kolar, Inc. (the "Borrower"), said Administrative Agent, CPI Aerostructures, Inc. (CPI") and certain lenders described therein. The Prior Mortgage encumbers the premises (the "Original Premises") described on Schedule A annexed thereto and securing certain Notes (collectively the "Credit Agreement Notes"), dated October 9, 1997, made by Borrower to JPMorgan Chase Bank (formerly The Chase Manhattan Bank) in the original principal sum of $10,375,000 (the lien of said Prior Mortgage being limited to $1,500,000);

         (2) The Prior Mortgage was recorded in the office of the County Clerk of Tompkins County on October 9, 1997, in Book 1127, page 225;

         B.       Subordinate Mortgage

         (1) Subordinate Mortgagee is the holder and owner of a Mortgage, Fixture Filing and Assignment of Leases and Rents (the "Subordinate Mortgage"), dated October 9, 1997, made by Borrower to Subordinate Mortgagee, as lender, encumbering the Original Premises and securing that certain Note (the "Seller Note") dated October 9, 1997, made by Borrower in favor of Subordinate Mortgagee in the original principal sum of $4,000,000 (the Seller Note and the Subordinate Mortgage being collectively referred to as the "Subordinate Loan Documents");

         (2) The Subordinate Mortgage was recorded in the office of the County Clerk of Tompkins County on October 10, 1997 in Book 1127, page 269; and will be modified pursuant to a Mortgage Modification Agreement in form attached as
Schedule 1.


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         C.       As of the date hereof, the remaining real estate encumbered by the Prior Mortgage and the Subordinate Mortgage consists of "Parcel A" and "Parcel B" set forth in such mortgages (hereafter the "Remaining Real Estate").
A description of said Remaining Real Estate is annexed to this Agreement as
Schedule 2.

         D. As of the date hereof the aggregate principal amount remaining secured by the Prior Mortgage prior to execution of the Prior Mortgage Amendment (defined below) was $1,207,033.

         E. As of the date hereof, the Original Credit Agreement has been amended and restated (hereafter the "Amended and Restated Credit Agreement"), to provide that an additional $1,700,000 (described in the Amended and Restated Credit Agreement as the "Deficiency Debt") shall be added to the principal indebtedness secured by the Mortgage. Such indebtedness will be represented by an amended and restated note or notes designated in the Amended and Restated Credit Agreement as the "Replacement Term Note."

         F. In addition, the Amended and Restated Credit Agreement has been amended to provide that an additional $704,484.41 in principal indebtedness of Kolar, Inc. (described therein as the "Tranche C Loan") shall be added to the loans covered thereby.

         F. The Prior Mortgage has been amended as of the date hereof ("Prior Mortgage Amendment") to reflect the Deficiency Debt as additional principal indebtedness secured by the Prior Mortgage, said amendment having been recorded in the office of the County Clerk of Tompkins County on ___________________, 2002 in Book ________, page _______; and, in addition, that the Subordinate Mortgagee agree further to subordinate the lien of the Subordinate Mortgage to the lien and the security interest of the Tranche C Mortgage as provided below;

         G. In order to secure the Tranche C Loan, Borrower has granted a mortgage (the "Tranche C Mortgage") to the Administrative Agent for the benefit of the holders of the Tranche C Loan. The Tranche C Mortgage also encumbers the Remaining Real Estate. The Amended and Restated Credit Agreement provides for the issuance by Borrower, as co-Borrower with CPI, of (i) Replacement Term Notes, representing the Tranche A Loan thereunder, and (ii) a Tranche C Note representing the Tranche C Loan thereunder.

         H. The Amended and Restated Credit Agreement, the Replacement Term Notes, the Tranche C Note, the Prior Mortgage, the Prior Mortgage Amendment, the Tranche C Mortgage and all other documents executed pursuant to the Original Credit Agreement and the Amended and Restated Credit Agreement evidencing obligations of CPI and/or Borrower under the Amended and Restated Credit Agreement, as the same have been or may hereafter be amended, are hereafter referred to as the "Senior Loan Documents." The Replacement Term Note and the Tranche C Note are collectively referred to as the "Senior Notes."

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         F.       It is a condition to the execution of the Amended and Restated
Credit Agreement by the Administrative Agent and the Lenders under the Original Credit Agreement that the Subordinate Mortgagee confirm, and the Subordinate Mortgagee has agreed to confirm, the subordination of the Subordinate Mortgage to the lien and the security interest of the Prior Mortgage; and, in addition, that the Subordinate Mortgagee agree further to subordinate the lien of the Subordinate Mortgage to the lien and the security interest of the Tranche C Mortgage;

         NOW THEREFORE, in consideration of TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. The recitals to this Agreement are incorporated herein and made a part hereof by this reference thereto.

         2. Subordinate Mortgagee hereby agrees that all of the liens and security interests created by the Subordinate Loan Documents shall at all times be wholly subordinate to the liens and security interests created by the Senior Loan Documents and any and all advances (whether or not obligatory) advanced or incurred in accordance therewith, including without limitation the Tranche C Loan and the Tranche C Mortgage, except that the Subordinate Mortgage shall be in pari passu to the lien of the Tranche C Mortgage to the extent provided in an Intercreditor and Subordination Agreement dated October 9, 1997 as amended by an amendment thereto dated as of the date hereof.

         3. The terms and conditions of the subordination contained in the Subordinate Mortgage sated October 9, 1997 shall remain in full force and effect.

         4. This Agreement will be governed by, and construed and enforced in accordance with, the laws of the State of New York. Subordinate Mortgagee hereby consents to the jurisdiction of any federal or state court within the Tompkins Country, State of New York, and also consents to service of process by any means authorized by those courts or federal law.

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         IN WITNESS WHEREOF the undersigned has executed this Subordination
Agreement as of the date first above written.

                                                     RALOK, INC.


                                                     By: /s/
                                                         Name:
                                                         Title:

WITNESS:

/s/



STATE OF NEW YORK          )
COUNTY OF                  )ss.:

On the ____day of June in the year 2002 before me, the undersigned, personally appeared ______________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in the ______________ _____________________________ (insert the city or other political subdivision), State of Florida.


(signature and office of individual taking acknowledgment)
Record and Return to:

HERRICK, FEINSTEIN
David A. Rosen, Esq.
2 Park Avenue
New York, New York  10016


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                                   SCHEDULE 1


                    Form of Mortgage Modification Agreement.

                  MORTGAGE MODIFICATION AND EXTENSION AGREEMENT


THIS MORTGAGE MODIFICATION AND EXTENSION AGREEMENT is made as of the ___ day of June, 2002, by KOLAR, INC., ----- having offices at 200A Executive Drive, Edgewood, New York 11717 ("Mortgagor"), in favor of RALOK, INC. (formerly KOLAR MACHINE, INC.), having offices at c/o Daniel Liguori, 1001 Bay Road, #210C, Vero Beach, FL 32963 ("Mortgagee").

         W I T N E S S E T H:

WHEREAS, Mortgagee is the lawful owner and holder of (i) a certain 8% Convertible Subordinated Promissory Note made by Mortgagor to Mortgagee dated October 9, 1997 given to secure the principal sum of $4,000,000.00, as previously amended and as further amended and restated by an Amended and Restated 8% Convertible Subordinated Promissory Note dated of even date herewith, a copy of which is attached hereto and incorporated herein as Exhibit "A" (together, "Note"), and (ii) the Mortgage securing the Note, which Mortgage is dated October 9, 1997 and was recorded in the Tompkins County Clerk_s Office on October 10, 1997 in Book 1127 of Mortgages at page 269 ("Mortgage"); and

WHEREAS, the Mortgage is now a valid lien on the premises described therein ("Premises"); and

WHEREAS, Mortgagee and Mortgagor have agreed to modify the terms of the Mortgage in the manner set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1. Validity of Note and Mortgage. The Note is a valid, subsisting obligation of Mortgagor upon which there is unpaid the principal sum of $4,000,000 with interest thereon and the Mortgage is and remains a lien upon the Premises in such amount, together with interest and any other charges due thereon. There is no defense, counterclaim, set-off or recoupment to the Note, Mortgage or the Indebtedness represented thereby.

2. Indebtedness. Mortgagor agrees that it is presently indebted to Mortgagee in the principal amount of $4,000,000 with interest as provided in the Note ("Indebtedness").

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3. No Defenses. There are no defenses, counterclaims, recoupments or setoffs to the Note, the Mortgage or the Indebtedness represented thereby.

4. Modification of Mortgage. The terms of the Mortgage are modified to provide that the Mortgage secures the payment of the indebtedness evidenced by the Note, as defined herein, together with any and all renewals, extensions, substitutions, modifications, amendments and consolidations thereof.

5. Terms of Mortgage. The terms of the Mortgage shall not be impaired by anything herein contained, but whenever the terms, provisions, covenants and conditions of this Agreement conflict in any way with the terms, provisions, covenants or conditions of the Mortgage, the terms, provisions, covenants and conditions of this Agreement shall control and prevail. Otherwise the terms of the Mortgage shall remain in full force and effect. Notwithstanding any other term or condition of this Agreement, there shall be no greater amount secured under this Agreement than under the Mortgage.

6. Mortgagor's Interest in the Premises. Mortgagor represents and warrants that it is the lawful owner of the Premises.

7. Written Termination or Change of this Agreement. This Agreement may not be terminated, changed, or amended except by a written agreement signed by the parties.

8. Counterparts. This Agreement may be executed in counterparts and all so executed shall constitute one Modification and Extension Agreement, binding on Mortgagor and Mortgagee notwithstanding that all parties are not signatories to the original or the same counterpart.

IN WITNESS WHEREOF, this Modification and Extension Agreement has been duly executed by Mortgagor and Mortgagee.

MORTGAGOR:                                  KOLAR, INC.


By:

MORTGAGEE:                                  RALOK, INC.


By:


STATE OF NEW YORK          )
COUNTY OF                  )ss.:

On the ___ day of June in the year 2002 before me, the undersigned, a Notary Public in and for said State, personally appeared _________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


Notary Public

STATE OF                            )
COUNTY OF                           )ss.:

On the ____day of June in the year 2002 before me, the undersigned, personally appeared ______________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in the ______________ _____________________________ (insert the city or other political subdivision), State of ________________________.


(signature and office of individual taking acknowledgment)
Record and Return to:
GREEN & SEIFTER, ATTORNEYS, PLLC
David A. Holstein, Esq.
One Lincoln Center
Syracuse, New York 13202-1387


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                                   SCHEDULE 2

                    Description of the Remaining Real Estate

Parcel A

I:
                  ALL THAT TRACT OR PARCEL OF LAND situate in the City of Ithaca, County of Tompkins, State of New York, bounded and described as follows:
BEGINNING at a point at the intersection of the east line of Cliff Street and the north line of former Cascadilla Street (unopened), running thence North 05(Degree) 30' East along the east line of Cliff Street a distance of 450 feet to a nail set; running thence South 87(Degree) 51' East a distance of 118.7 feet to a point; running thence South 01(Degree) 49' West for a distance of 159.8 feet to a point; running thence South 01(Degree) 37' West for a distance of 307 feet to a point; running thence North 81(Degree) 09' West a distance of 149.8 feet to the point and place of beginning.

II:
                  ALL THAT TRACT OR PARCEL OF LAND situate in the City of Ithaca, County of Tompkins, State of New York, bounded and described as follows:
BEGINNING at a point in the North line of former Cascadilla Street (unopened street), said point being located South 81(Degree) 09'East for a distance of
149.8 feet from the intersection of said streetline with the east line of Cliff Street; running thence South 81(Degree)09' East for a distance of 50 feet to an iron pipe set; running thence North 01(Degree) 39'East for a distance of 473.83 feet to an iron pipe found; running thence North 89(Degree) 17' West passing through an iron stake at 38 feet and continuing for a total distance of 49.3 feet to a point; running thence South 01(Degree) 49' West for a distance of
159.8 feet to a point; running thence South 01(Degree) 37' West for a distance of 307 feet to the point and place of beginning.

III:
                  ALL THAT TRACT OR PARCEL OF LAND situate in the City of Ithaca, County of Tompkins, State of New York, bounded and described as follows:
BEGINNING at an iron pipe found in the west line of Cliff Street, said point being the southeast corner of Tax Map Number 42-1-9, being lands reputedly of Rea; running thence North 80(Degree) 58' West passing through an iron pipe at a distance of 7.2 feet, and continuing for a total distance of 60 feet to a point; running thence South 07(Degree) 14'West passing through an iron pipe found at a distance of 86 feet and continuing for a total distance of 146 feet to a point in the centerline of an existing ravine; running thence Easterly along the centerline of said ravine for a distance of 70 feet to a point in the west line of Cliff Street, said course having a chord bearing and distance of South 69(Degree) 07'East - 66.5 feet; running thence North 5(Degree) 30'East for a distance of 154 feet to the point and place of beginning.

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PARCEL B

                  ALL THAT TRACT OR PARCEL OF LAND situate in the City of Ithaca, County of Tompkins, State of New York, bounded and described as follows:

                  BEGINNING at a nail set in the at line of Cliff Street, said nail being located North 05(Degree) 30' East a distance of 450 feet from the intersection of Cliff Street with the North line of former Cascadilla Street (unopened); running thence North 05(Degree) 30' East along the east line of Cliff Street for a distance of 47.5 feet to an iron pin set; running thence North 00(Degree) 49' West along the east line of Cliff Street for a distance of
241.9 feet to an iron pin set; running thence North 89(Degree) 11' East for a distance of 130.0 feet to an iron pin set; running thence South 00(Degree) 49' East for a distance of 248.4 feet to an iron pin set; running thence South 05(Degree) 30' West for a distance of 47.5 feet to an iron pipe found; running thence North 89(Degree) 17' West for a distance of 11.3 feet to a point; running thence North 87(Degree) 51' West for a distance of 118.70 feet to the point and place of beginning.



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